AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                   OCTOBER 31, 2001 REGISTRATION NO. 333-62865

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                   POST EFFECTIVE AMENDMENT NO. 3 TO 333-62865

                                    FORM S-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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                                   TELMARK LLC
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CERTIFICATE OF FORMATION)
                                    DELAWARE
                    (STATE OF INCORPORATION OR ORGANIZATION)
                                   16-1551523
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)
                   333 BUTTERNUT DRIVE, DEWITT, NEW YORK 13214
                                  315-449-7935
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                             THERESA A. SZUBA, ESQ.
                                   TELMARK LLC
                       BOX 4943, SYRACUSE, NEW YORK 13221
                                  315-449-6064
 (NAME, ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

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     If any of the securities being registered on this Form are to be offered on a delayed or continuous  basis  pursuant to Rule 415 under the Securities Act of
1933,   check  the  following  box.  |_|

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
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                         POST-EFFECTIVE AMENDMENT NO. 3

The  Registrant,  Telmark LLC has filed this  Post-Effective  Amendment No. 3 to
deregister   the  unsold  portion  of  the  following   securities   under  this
Registration Statement (#333-62865).

SUBORDINATED DEBENTURES

On June 30, 2001, the Registrant terminated its offering of the aforementioned securities. Under this Registration Statement (#333-62865), the Company has issued securities in the following amounts:

                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------

                                                                Principal Amount
                                                                ----------------
Subordinated Debentures and Subordinated Debentures
     under the Interest Reinvestment Option                       $25,000,000.00





The following unsold portion of the securities registered is accordingly withdrawn from registration under this Post-Effective Amendment No. 3 and this Registration Statement will be terminated.

                         TITLE OF EACH CLASS OF SECURITY
                         -------------------------------

                                                                Principal Amount
                                                                ----------------
Subordinated Debentures and Subordinated Debentures
     under the Interest Reinvestment Option                                $0.00




A separate Registration Statement on Form S-2 filed September 22, 1999 (#333-87581) covers a new offering of:

Subordinated   Debentures  and   Subordinated   Debentures  under  the  Interest
Investment Option

The prospectus included in the September 22, 1999 Registration Statement became effective on October 14, 1999 and does not relate to the securities being withdrawn from registration hereby.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, a limited liability company duly organized and existing under the laws of Delaware, has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of DeWitt, and the State of New York, 13214, on the 29th day of October.

                                         TELMARK LLC

                                    By   /s/DANIEL J. EDINGER
                                         ---------------------------------------
                                         Daniel J. Edinger
                                         President and Director
                                         (Principal Executive Officer)


Pursuant to Rule 478 of the Regulations under the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the Agent for Service named in this amendment to the Registration Statement.


      SIGNATURE                       TITLE                                 DATE
      ---------                       -----                                 ----


/s/ THERESA A. SZUBA              Agent for Service                     10/29/01
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    Theresa A. Szuba, Esq.
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